Exhibit 99.2

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission.  Asterisks denote omissions.

Execution Version

FIFTH AMENDMENT TO LOAN PROGRAM AGREEMENT

This Fifth Amendment to Loan Program Agreement (the “Fifth Amendment”) is entered into this day of November 14, 2011 (the “Fifth Amendment Effective Date”), by and among First Marblehead Education Resources, Inc., a Delaware corporation having its principal offices at One Cabot Road, Medford, Massachusetts 02155 (“FMER”), The First Marblehead Corporation, a Delaware corporation having its principal offices at 800 Boylston Street, 34th Floor, Boston, Massachusetts 02199 (“FMC”), and SunTrust Bank, a Georgia state-chartered banking corporation having an office located at 1001 Semmes Avenue, Richmond, Virginia 23224 (“SunTrust”).  Capitalized terms used in this Fifth Amendment without definition have the meanings assigned to them in the Loan Program Agreement (as defined below).

WHEREAS, FMER, FMC, and SunTrust executed that certain Loan Program Agreement by and among the Parties dated as of April 20, 2010 (the “Loan Program Agreement”);

WHEREAS, FMER, FMC, and SunTrust executed that certain Certificate of Satisfaction and First Amendment to Loan Program Agreement, by and among the Parties dated as of July 15, 2010 (the “Certificate and Amendment”), pursuant to which the Parties (i) agreed that each of the Effectiveness Conditions had been satisfied or waived, as more fully set forth in the Amendment and (ii) amended certain other terms of the Program as set forth in the Amendment;

WHEREAS, FMER, FMC And SunTrust executed that certain Second Amendment to Loan Program Agreement, by and among the Parties dated as of January 28, 2011 (the “Second Amendment”), pursuant to which the Parties amended certain terms of the Program as set forth in the Second Amendment;

WHEREAS, FMER, FMC And SunTrust executed that certain Third Amendment to Loan Program Agreement, by and among the Parties dated as of April 26, 2011 (the “Third Amendment”), pursuant to which the Parties amended certain terms of the Program as set forth in the Third Amendment;

WHEREAS, FMER, FMC And SunTrust executed that certain Fourth Amendment to Loan Program Agreement, by and among the Parties dated as of June 3, 2011 (the “Fourth Amendment”), pursuant to which the Parties amended certain terms of the Program as set forth in the Fourth Amendment;

WHEREAS, the Loan Program Agreement, the Certificate and Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment are collectively referred to herein as the “Agreement”;  and

WHEREAS, the Parties desire to amend the Agreement as set forth in this Fifth Amendment.

NOW THEREFORE, in consideration of the promises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.   Definition Changes.  The Parties hereby amend Section 1.1 of the Agreement by making the following changes to the Agreement:

(a) The definition of “Collegiate Custom Choice” is hereby deleted it in its entirety.

(b) The definition of “FMC Sales States” is hereby deleted in its entirety.

(c) The definition of “Participation Cap” is hereby amended by deleting it in its entirety and adopting the following in replacement thereof:

“ “Participation Cap” shall mean [**] dollars ($[**]) inclusive of the amount of the Initial Participation Account Deposit for each Pool, plus any amount over [**] dollars ($[**]) associated with the credit enhancement of Loans funded pursuant to Sections 7.1.11 and 18.4.”

(d) The definition “Loan Group I” is hereby added to the Agreement, as follows:

“‘Loan Group I’ shall mean and include all Loans, regardless of Disbursement Date, with an Application received between July 15, 2010, through and including July 14, 2012.”

(e) The definition “Loan Group II” is hereby added to the Agreement, as follows:

“‘Loan Group II’ shall mean and include all Loans, regardless of Disbursement Date, with an Application received between July 15, 2012, through and including January 31, 2015.”

2.   Sales and Marketing.  Section 2.2 of the Agreement is hereby amended by adopting the following changes to the Agreement:

(a) Section 2.2.1 of the Agreement is hereby amended by deleting it in its entirety and adopting the following in replacement thereof:

“2.2.1 FMC will perform all school sales activities and direct-to-consumer marketing in the School Sales Activity States set forth on Exhibit E1 as well as any other states as agreed by the Parties in writing from time to time. FMC shall dedicate at least four (4) sales representatives who will sell the Program and no other loan program in the SunTrust Footprint States set forth on Exhibit A to the Fifth Amendment and will develop and implement a strategy and plan to generate interest among Eligible Institutions in the School Sales Activity States and in any other states agreed to by the Parties from time to time in writing to participate in the Program. Each of the Parties may solicit potential Applicants on behalf of SunTrust via direct mail, telephone solicitation, and the internet. To market the Program, FMC shall spend no less than [**] dollars ($[**]) annually from each January 1 to December 31, excluding the salaries and benefits of its and its Affiliates employees. FMC shall interact with Eligible Institutions as set forth in the Production Support Plan.

FMC, FMER and employees of their Affiliates shall not solicit schools for preferred lender list placement for any private student loan products other than products covered by this Agreement in SunTrust Footprint States, including but not limited to any products originated on behalf of Union Federal Savings Bank, from January 1, 2012 through and including July 1, 2013; provided, however, that Union Federal Savings Bank may remain on preferred lender lists in the SunTrust Footprint States where it is included on such lists as of the Fifth Amendment Effective Date. For the avoidance of doubt, the foregoing restriction shall also apply to any and all private student loan products offered or sold by FM Systems LLC, d/b/a Tuition Management Systems LLC (“TMS”), other than the prepGATE loan product offered by TMS and funded by Union Federal Savings Bank for primary and secondary (K-12) school borrowers.

Notwithstanding any of the forgoing, each of the Parties may solicit potential Applicants with respect to the Program through the use of direct mail, telephone solicitation or internet to existing customers as of the Execution Date of such Party or an Affiliate thereof regardless of where such customers of such Party or its Affiliates may be located. Except as specifically set forth in the Agreement, nothing in this Agreement shall be construed to restrict in any way any Party’s marketing and sales of other financial or educational loan products other than the Program.

FMC shall also:

(i) Where the “SunTrust” name is to be used in FMC Materials promoting the Program, consult with SunTrust on the preparation of such materials (including brochures, advertisements, mailings, announcements, and web site content) and comply with the provisions of Section 2.6 applicable to the approval of such materials by SunTrust and the preparation and use of such materials by FMC;

(ii) Submit a monthly status report that details FMC’s progress at Eligible Institutions;

(iii) Submit standardized request for proposals template language (and any changes to previously approved template language) to SunTrust for approval; and

(iv) Provide daily processing support for SunTrust staff and Eligible Institution support staff via a toll-free telephone number generally from 9:00 am to 8:00 pm EST or EDT, as applicable.”

(b) Sections 2.2.3, 2.2.4, and 2.2.5 are hereby deleted in their entirety.

(c) Exhibit E to the Agreement is hereby deleted in its entirety and replaced with the attached Exhibit E.

3.   Participation Account Reconciliation.  Section 7.1.3 of the Agreement is hereby amended by deleting in its entirety and adopting the following in replacement thereof:

“7.1.3 Participation Account Deposits for Subsequent Pools; Reconciliation. With respect to the second Pool and any subsequent Pool during the Term, subject to the Participation Cap, FMC shall deposit an Initial Participation Account Deposit in the Participation Account prior to the disbursement of the first Loan in such Pool. Not later than fifteen (15) days following the end of each calendar quarter during the second and each subsequent year of the Term, FMC shall calculate the average of (i) the Participation Interest on the Pools as of the end of such quarter and (ii) the Participation Percentage multiplied by the Disbursed Loan Amount as of the end of such quarter, in each case after giving effect to changes to the Projected Default Rate as of quarter-end. Not later than fifteen (15) days following the end of the calendar quarter, FMC shall deposit in the Participation Account the amount, if any, by which the foregoing average exceeds the cumulative previous deposits in the Participation Account as of the end of such quarter, minus amounts paid from the Participation Account pursuant to Section 7.1.2. Not later than 270 days following the end of the then-current Term (to allow for all final disbursements and any cancellations thereof to be made), and subject to the Participation Cap, (a) if the sum of previous deposits in the Participation Account as of the end of the then-current Term is less than the Participation Percentage for all Pools multiplied by the Disbursed Loan Amount plus the amount of all remaining scheduled Loan disbursements, for all Pools as of the end of the then-current Term, after giving effect to changes to the Projected Default Rate as of the end of the Term, then FMC shall deposit a final Participation Account Deposit into the Participation Account equal to the amount of such difference, or (b) if the sum of all Participation Account Deposits is greater than the Participation Percentage for all Pools multiplied by the Disbursed Loan Amount plus the amount of all remaining scheduled Loan disbursements for all Pools, then FMC shall be entitled to payments from the Participation Account of any amount by which the sum of Participation Account Deposits exceeds the Participation Percentage for all Pools as of the end of the Term multiplied by the Disbursed Loan Amount plus the amount of all remaining scheduled Loan disbursements for all Pools as of the end of the Term. SunTrust agrees to withdraw and pay to FMC such amounts subject to subsection (b) above, if any, no later than two hundred eighty-five (285) days after the end of the Term.

4.   Participation Account Payments.  Section 7.1.6 of the Agreement is hereby amended by deleting it in its entirety and adopting the following in replacement thereof::

    “7.1.6     Participation Account Payments.  In addition to any payments set forth in Section 7.1.2, payments shall be made to FMC monthly, with respect to Loan Group I, beginning with the first full month after July 15, 2014, to the extent, as of the end of any month, that funds in the Participation Account deposited in connection with Loans in Loan Group I, as a percentage of Outstanding Loan Volume of Loans in Loan Group I, as of the end of such month, exceed the Participation Percentage for Loan Group I, as calculated after the last Loan disbursement in Loan Group I has been funded (such excess, the “Participation Account Excess Percentage I”). Such monthly payment to FMC at the end of any such month (a “Participation Account Payment”) in which the Participation Account Excess Percentage I is positive shall equal the Participation Account Excess Percentage I multiplied by the Outstanding Loan Volume for Loan Group I at the end of such month.

In addition to any payments set forth in Section 7.1.2 and above in this Section 7.1.6, payments shall be made to FMC monthly, with respect to Loan Group II, beginning with the first full month after  January 15, 2017, to the extent, as of the end of any month, that funds in the Participation Account deposited in connection with Loans in Loan Group II, as a percentage of Outstanding Loan Volume of Loans in Loan Group II, as of the end of such month, exceed the Participation Percentage for Loan Group II, as calculated after the last Loan disbursement in Loan Group II has been funded (such excess, the “Participation Account Excess Percentage II”). Such monthly payment to FMC at the end of any such month (a “Participation Account Payment”) in which the Participation Account Excess Percentage II is positive shall equal the Participation Account Excess Percentage II multiplied by the Outstanding Loan Volume for Loan Group II at the end of such month.”

5.   Credit Enhancement Cap.   Section 7.1.11 of the Agreement is hereby amended by deleting the reference to [**] dollars ($[**]) and replacing it with [**] dollars ($[**]) and by deleting all references to “[**] dollars ($[**])” therein and replacing them with “[**] dollars ($[**])”.

6.   Term of Agreement. The Parties hereby amend Section 18.1.2 of the Agreement by deleting the first sentence in its entirety and adopting the following in replacement thereof:

“Subject to section 18.1.1 and this Section 18.1.2, this Agreement and the Services contemplated hereby shall commence on the Effective Date and shall continue through the earlier of January 31, 2015 or on the date on which the Participation Cap is reached, unless earlier terminated pursuant to the provisions of this Section (the “Term”); provided, however, that notwithstanding the expiration of the Term or termination of Loan Processing Services, the Program Administration Services and Program Support Services set forth in Article 4 shall continue to be provided, and the associated fees and compensation to FMC and/or FMER therefor shall continue to accrue and become payable for such Services, for all periods through the month following the month during which the principal and interest of each Loan have been fully paid and remitted to SunTrust (the “Final Services Termination Period”).

7.   Compensation.  The Parties hereby amend and restate the Compensation Schedule by deleting it in its entirety and adopting the Compensation Schedule set forth on Exhibit B hereto in place thereof and substitution therefor.

8.   Fees.

(a) Section 6.3 of the Agreement is hereby amended and restated to read in its entirety as follows:

“6.3	Loan Processing Services Fees.

6.3.1 For the Loan Processing Services rendered for Loan disbursements occurring on or after February 1, 2012, FMC shall invoice to SunTrust on a monthly basis, and SunTrust shall pay to FMER fees (the “Loan Processing Fees”) equal to [**]% of the principal amount of the Disbursed Loan Amount. For Loan disbursements occurring on or after July 1, 2012, in the event the Disbursed Loan Amount for a year (from July 1 to June 30) exceeds [**] dollars ($[**]), FMC shall invoice to SunTrust on a monthly basis, and SunTrust shall pay to FMER a reduced Loan Processing Fee in the amount of [**]% of the principal amount of the Disbursed Loan Amount for the prior month after the Disbursed Loan Amount is greater than [**] dollars ($[**]) for the year (from July 1 to June 30).

6.3.2 Loan Processing Fees shall be invoiced monthly as agreed by the Parties from time to time. FMC’s invoice for FMER’s Loan Processing Services will state the number and amount of Loans disbursed during the month covered by the invoice.”

(b) Section 6.4 of the Agreement is hereby amended and restated to read in its entirety as follows:

“6.4	Program Support Services Fees.

6.4.1 For Program Support Services rendered during the Term of this Agreement on or after January 1, 2012, other than Production Support Services and Program Administration Services, SunTrust shall pay FMC an ongoing monthly fee equal to [**]% multiplied by the Average Daily Balance, divided by [**]. SunTrust shall be invoiced on a monthly basis by the Servicer and shall remit payment to the Servicer for all Program Support Services fees incurred hereunder.

6.4.2    For Production Support Services rendered during the Term of this Agreement for Loan disbursements occurring on or after February 1, 2012, FMC shall invoice SunTrust for, and SunTrust shall pay FMC, a fee equal to [**]% of the Disbursed Loan Amount in the previous month, other than for Loans sourced through SunTrust branches and call centers and tracked through a web address or web link established by SunTrust for tracking Applications for such Loans.”

9.   Loan Sale. Section 4.3.1 of the Agreement is hereby amended by adding the following to the end thereof:

“FMC and SunTrust agree to negotiate in good faith the terms of a call option for the securitization or other disposition of Program Loans for FMC and a minimum Loan hold period for SunTrust.”

10.   Exclusivity. Section 2.9 of the Agreement is hereby amended by adding the following to the end thereof:

“SunTrust agrees that, from the Fifth Amendment Effective Date until July 1, 2013, except as otherwise agreed in writing by the Parties, neither SunTrust nor any of its Affiliates shall create and/or market a private student loan product except for a private consolidation loan product, that is not guaranteed by the United States Department of Education or by any agency of any state, except for the Program offered through this Agreement.”

11.   Service Marks.  Exhibit G to the Agreement is hereby amended to add the SunTrust Service Mark “Academic Answer.”

12.   Multiple Counterparts.  This Fifth Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes and all of which shall be deemed, collectively, one agreement.

13.           GOVERNING LAW.  THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY JURISDICTION OTHER THAN TO THOSE OF THE STATE OF GEORGIA.  EACH PARTY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS FIFTH AMENDMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS.

14.           Permitted Filing.  Each Party may file this Fifth Amendment (with redactions as permitted by Requirements of Law) with the appropriate state or federal regulators, including the Securities and Exchange Commission, as required by such regulators.

15.           Transition.  This Fifth Amendment shall be effective as of November 14, 2011.

16.           Full Force and Effect. As amended in this Fifth Amendment, the Agreement remains in full force and effect according to its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their respective officers, being first duly authorized, as of the day and year first above written.

SUNTRUST BANK

By:       /s/ W. Mark Smith

Name:  W. Mark Smith

Title:    Executive Vice President

THE FIRST MARBLEHEAD CORPORATION

By:       /s/ Daniel Maxwell Meyers

Name:  Daniel Maxwell Meyers

Title:    Chairman and CEO

FIRST MARBLEHEAD EDUCATION RESOURCES, INC.

By:       /s/ Michael Plunkett

Name:  Michael Plunkett

Title:    President

EXHIBIT A
SunTrust Footprint States

District of Columbia
Florida
Georgia
Maryland
North Carolina
South Carolina
Tennessee
Virginia

EXHIBIT B
Compensation Schedule

For Loan Applications submitted for credit on and after [**], the following FMC Compensation Schedules shall be in effect:

FMC Variable Rate Compensation

Repay Term	Repay Type	1	2	3	4	5	6	7	8
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%

FMC Fixed Rate Compensation

Repay Term	Repay Type	1	2	3	4	5	6	7	8
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%
[**]	[**]	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%

EXHIBIT E

Schedule 1

School Sales Activity States

Alabama	Nevada
Arizona	New Hampshire
Arkansas	New Jersey
California	New Mexico
Colorado	New York
Connecticut	North Carolina
Delaware	North Dakota
District of Columbia	Ohio
Florida	Oklahoma
Georgia	Oregon
Idaho	Pennsylvania
Indiana	Rhode Island
Kansas	South Carolina
Kentucky	South Dakota
Louisiana	Tennessee
Maine	Utah
Maryland	Vermont
Massachusetts	Virginia
Michigan	Washington
Minnesota	West Virginia
Mississippi	Wyoming
Missouri
Montana
Nebraska

Schedule 2

Production Support Plan

The Program will be marketed by the FMC sales team directly to Eligible Institutions.  In accordance with the terms of the Agreement, the FMC sales team will leverage various presentation materials to build awareness of the Program among financial aid officers, present the Program to Eligible Institutions, respond to requests for proposals,  provide Eligible Institutions with regular updates about the Program, and conduct the following activities to support the promotion of the student loan product:

•	Onsite visits to targeted Eligible Institutions

•	Webinars to key Eligible Institutions who require application demonstrations or additional product training

•	Attend and/or exhibit at state, regional and national conferences to support product sales, including NASFAA

•	Periodic email communications to Eligible Institutions to highlight product features, interest rate changes or pertinent information in the industry

•	Provide training onsite or via webinar as requested by Eligible Institutions on subjects including but not limited to: the product, product processing, servicing, default management

•	Conduct mailings to Eligible Institutions and potential Applicants in accordance with Article 2 of the Agreement.

•	Participate in meetings with Eligible Institutions as requested by SunTrust;

•	Contact Eligible Institutions to capture processing preferences.

•	Handle Eligible Institution contacts with respect to product set-up, product detail, and time frames

•	Attend internal SunTrust meetings as requested to conduct product training for SunTrust staff; and

•	Within the SunTrust Footprint States defined in Exhibit A, FMC shall utilize SunTrust branded exhibit booths in order to capitalize on the SunTrust corporate brand.

In addition, FMC will provide students with collateral materials and a link to the FMC Website so they have easy access to get more information about the Program.

FMC will also market the Program using open channel activities, including: online advertising, and email and/or direct mail for customer retention purposes.